UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

DE	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Blvd.		33602
Suite 2500
Tampa,	FL
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2023 Annual Meeting of Stockholders ("Annual Meeting"), The Mosaic Company ("Mosaic") stockholders (i) elected eleven directors (Cheryl K. Beebe, Gregory L. Ebel, Timothy S. Gitzel, Denise C. Johnson, Emery N. Koenig, James ("Joc") C. O'Rourke, David T. Seaton, Steven M. Seibert, João Roberto Gonçalves Teixeira, Gretchen H. Watkins and Kelvin R. Westbrook), each for a term of one year expiring in 2024 or until their respective successors have been duly elected and qualified; (ii) approved of The Mosaic Company 2023 Stock and Incentive Plan; (iii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2023; (iv) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”); (v) approved, on an advisory basis, an annual stockholder advisory vote on future executive compensation ("Say-on-Frequency Advisory Proposal"); (vi) approved, on an advisory basis, the stockholder proposal relating to reducing the ownership threshold to call a special meeting; and (vii) rejected the stockholder proposal to report on Mosaic's plans to reduce greenhouse gas emissions.
The votes cast with respect to each director elected for a term of one year expiring in 2024 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Cheryl K. Beebe	251,152,161	17,798,432	261,404	21,861,384
Gregory L. Ebel	254,235,511	14,709,746	266,740	21,861,384
Timothy S. Gitzel	243,364,547	25,559,265	288,185	21,861,384
Denise C. Johnson	248,287,631	20,645,557	278,809	21,861,384
Emery N. Koenig	254,307,371	13,088,645	1,815,981	21,861,384
James ("Joc") C. O'Rourke	267,100,579	1,846,127	265,291	21,861,384
David T. Seaton	258,373,273	8,994,945	1,843,779	21,861,384
Steven M. Seibert	260,890,281	6,488,972	1,832,744	21,861,384
João Roberto Gonçalves Teixeira	268,044,592	898,018	269,387	21,861,384
Gretchen H. Watkins	263,961,190	4,973,234	277,573	21,861,384
Kelvin R. Westbrook	239,797,772	29,128,787	285,438	21,861,384
The votes cast with respect to approval of The Mosaic Company 2023 Stock and Incentive Plan are summarized as follows:

For	Against	Abstained	Broker Non-Votes
257,153,872	11,758,629	299,496	21,861,384
The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2023 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
285,780,012	4,986,610	306,759	-
The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
254,892,037	13,752,257	567,703	21,861,384
The votes cast with respect to approval, on an advisory basis, of the Say-on-Frequency Advisory Proposal are summarized as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
263,057,684	170,760	5,689,893	293,660	21,861,384

The votes cast with respect to the stockholder proposal relating to reducing the ownership threshold to call a special meeting are summarized as follows:

For	Against	Abstained	Broker Non-Votes
135,623,374	133,077,774	510,849	21,861,384
The votes cast with respect to the stockholder proposal to report on Mosaic's plans to reduce greenhouse gas emissions are summarized as follows:

For	Against	Abstained	Broker Non-Votes
79,932,128	188,033,181	1,246,688	21,861,384

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 30, 2023	By:	/s/ Philip E. Bauer
	Name:	Philip E. Bauer
	Title:	Senior Vice President, General Counsel
and Corporate Secretary